Other operating income expense, net	9 Months Ended
Sep. 30, 2025
Analysis of income and expense [abstract]
Other operating income expense, net	Other operating income expense, net

	Nine-month period ended September 30,
	2025	2024
	(unaudited)
Gain from disposals of farmland and other assets (Note 20)	—	6,050
Gain from commodity derivative financial instruments	2,756	5,757
Gain from disposal of other property items	1,623	478
Net gain /(loss) from fair value adjustment of investment property	3,614	(22,484)
Impairment of assets destroyed by fire (*)	—	(14,036)
Tax credits recognized (**)	4,132	—
Others	(62)	7,730
	12,063	(16,505)

(*) In September 2024, a fire in our Peanut facility located in the Province of Cordoba damaged a warehouse cell and inventory stored therein. As a result, the Company recognized an impairment loss of approximately US$ 12.0 million and US$ 2.0 million for inventories and property, plant and equipment, respectively. The appraisal of damages is currently being evaluated by insurance experts. The Company has insurance coverage that we estimate will cover all damages caused by the event suffered. Any insurance proceeds will be recognized as other income when received.

(**) This amount includes US$ 2.2 million related to non-income tax credits resulting from a judicial decision regarding the exclusion of ICMS from the calculation base for PIS and COFINS, as well as US$ 1.9 million related to federal grant credits.